Virtus Multi-Sector Short Term Bond Fund,

a series of Virtus Opportunities Trust

Supplement dated April 30, 2010 to the Prospectus and

Statement of Additional Information dated January 31, 2010,

each as supplemented

IMPORTANT NOTICE TO INVESTORS

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

Effective April 14, 2010, the fund’s investment adviser will voluntarily limit the Multi-Sector Short Term Bond Fund’s total operating expenses (excluding interest, taxes and extraordinary expenses) to 1.10% for Class A Shares, 1.60% for Class B Shares, 1.35% for Class C Shares, 0.85% for Class I Shares and 1.85% for Class T Shares. Accordingly, expense disclosure for the Multi-Sector Short Term Bond Fund is amended to reflect this voluntary expense cap. This voluntary expense limitation may be modified or discontinued at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed under this arrangement for a period of three years following the end of the fiscal year in which such reimbursements are made.

Investors should retain this supplement with the Prospectus and

Statement of Additional Information for future reference.

VOT 8020/MSSTBF ExpCap (4/10)

Virtus Opportunities Trust

Supplement dated April 30, 2010 to the SAI dated October 1, 2009,

as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective April 14, 2010, VP Distributors, Inc. and Virtus Mutual Funds have modified the fee schedules under the Administration Agreement and the Transfer Agency Agreement. Accordingly, the disclosure in the funds’ SAIs is hereby revised as described below.

Administrative Services

The first paragraph under the heading “Administrative Services” in the section “The Distributor” describing administration services and compensation is amended by adding the following after the first sentence:

Effective April 14, 2010, for its services as Administrator, VP Distributors receives an administration fee based on the average net assets across all non-money market series of the Virtus Mutual Funds at the annual rate of 0.10%. For the money market funds, the fee is 0.015% of the average net assets across all Virtus money market funds within the Virtus Mutual Funds.

The disclosure in the referenced subsection is also hereby revised to indicate that the fee schedules shown prior to the date of this Supplement were effective through April 13, 2010. Further, the first sentence of the paragraph describing fees paid by the Trust to the sub-administrative and accounting agent is hereby removed and the subsequent disclosure describing the agreement between the Trust and PNC GIS is amended to indicate that it was effective on January 1, 2010.

The disclosure in this subsection describing the amount of administration fees paid to VP Distributors for the past three fiscal years remains unchanged.

Transfer Agent

Under the heading “Custodian and Transfer Agent” in the section “Additional Information,” the second paragraph is replaced with the following:

VP Distributors, 100 Pearl Street, Hartford, CT 06103, acts as Transfer Agent for the Trust. Pursuant to a Transfer Agent and Service Agreement, VP Distributors receives a fee based on the average net assets across all series of Virtus Mutual Funds at an annual rate ranging from 0.045% to 0.0025%, depending on asset class. VP Distributors is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent or the Funds. Pursuant to an agreement among the Trust, VP Distributors and Boston Financial Data Services, Inc. (“BFDS”), BFDS serves as subagent to perform certain shareholder servicing functions for the Funds. For performing such services, BFDS receives a monthly fee from the Trust. Fees paid by the Funds, in addition to the fee paid to VP Distributors, will be reviewed and approved by the Board of Trustees.

Investors should retain this supplement with the SAI for future reference.

VOT 8020B /Admin&TAFeeChanges SAI (4/10)

Virtus AlphaSectorSM Allocation Fund,

a series of Virtus Opportunities Trust

Supplement dated April 30, 2010 to the Prospectus dated January 31, 2010,

as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective April 14, 2010, Virtus Opportunities Trust and VP Distributors, Inc., distributor, administrator and transfer agent of Virtus Mutual Funds, have modified the fee schedules under the Administration Agreement and the Transfer Agency Agreement. Accordingly, expense information for the below-named fund is hereby revised as described below.

ALPHASECTOR ALLOCATION FUND

On page 1 of the fund’s prospectus, the Fees and Expenses table is hereby revised by replacing the Annual Fund Operating Expenses portion of the table with the following:

	Class A Shares	Class C Shares	Class I Shares

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%	0.45%	0.45%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%	1.00%	None
Acquired Fund Fees and Expenses (Underlying ETFs and Mutual Funds)(c)	0.28%	0.28%	0.28%
Other Expenses(d)	0.47%	0.47%	0.47%

Total Annual Fund Operating Expenses(d)	1.45%	2.20%	1.20%

(d)	Restated to reflect current fees on current assets.

Also on page 1, the Example table is hereby replaced with the following:

Class	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$714	$1,007	$1,322	$2,210
Class C	Sold	$323	$688	$1,180	$2,534
	Held	$223	$688	$1,180	$2,534
Class I	Sold or Held	$122	$381	$660	$1,455

Investors should retain this supplement with the Prospectus for future reference.

VOT 8020 ASA RevExpenseTables (4/10)